                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO.  )

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ]  Confidential, for Use of Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to (S)240.14a-12

                             BT INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

[LOGO] Deutsche Asset Management
A Member of the Deutsche Bank Group


                                                                      June 2002

Dear Shareholder:

   Your fund and certain other funds within the Deutsche Asset Management Fund Complex ('DeAM Fund Complex') are holding shareholder meetings at which shareholders will be asked to vote on certain proposals.

   You will be asked to elect members of the Board governing your fund. This proposal is part of an overall plan to coordinate and enhance the efficiency of governance by the boards of the DeAM Fund Complex. Your Board also believes that your fund will benefit from the greater diversity and the expertise of the nominees that would be included on the expanded boards.

   As you know, your investment advisor's parent, Deutsche Bank AG, has through acquisitions such as Zurich Scudder Investments, and through internal reorganizations, sought to enhance its global research and investment management capabilities. Consistent with these changes, you will also be asked to approve a new advisory agreement with your fund's investment advisor. Under the new advisory agreement, your advisor would be authorized to appoint certain affiliates as sub-advisors. This would allow your fund's advisor to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting the advisor to delegate certain portfolio management services to these entities.

   The enclosed proxy statement details these proposals. For your convenience, we've provided a question and answer section that offers a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

  Please be assured that:

   . These proposals will have no effect on the number of shares you own or the value of those shares.
   . The advisory fees applicable to your fund will not change.
   . The members of your fund's Board carefully reviewed each proposal prior to recommending that you vote in favor of each proposal.

   To vote, simply complete the enclosed proxy card--be sure to sign and date it--and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the internet or by telephone as described on your proxy card.

   Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

                         Respectfully,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch
                         Secretary

   The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.



Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

                             QUESTIONS AND ANSWERS

Q: What is the purpose of this proxy solicitation?

A: The purpose of this proxy solicitation is to ask you to vote on the following issues:

   . to elect eleven members of the Board of Trustees of BT Institutional Funds
     (the 'Trust'), of which Treasury and Agency Fund Institutional (the 'Fund') is a series, whose terms will be effective beginning July 30, 2002 or on such later date as shareholder approval is obtained; and

   . to approve a new investment advisory agreement between the Fund and Deutsche Asset Management, Inc. ('DeAM, Inc.'), the investment advisor for the Fund.

     THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

I. BOARD PROPOSAL TO ELECT NEW BOARD MEMBERS

Q: Why am I being asked to vote for Board members?

A: Deutsche Asset Management recommended to the Board, and the Board agreed, that the Trust, along with certain other funds that are managed, advised, subadvised or administered by Deutsche Asset Management and certain other funds managed, advised or administered by Investment Company Capital Corporation (the 'DeAM Funds') should be governed by boards comprised of the same group of individuals. To attain the goal of having identical boards for all DeAM Funds, we need shareholder approval to add certain persons to the Trust's Board. The Trust's Board agreed to submit this proposal to shareholders.

Q: Why did the Trust's Board approve management's recommendation?

A: Deutsche Asset Management recommended this proposal as part of an overall plan to coordinate and enhance the efficiency of the governance of the DeAM Funds. The Board considered, among other factors, that a unified group board structure benefits the Trust, the Fund and the other series of the Trust by creating an experienced group of Board members who understand the operations of the DeAM fund complex and are exposed to the wide variety of issues that arise from overseeing different types of funds. Adopting a unified group board structure will also enable management to use time more efficiently. There may also be cost savings in avoiding duplication of effort involved in the preparation and conduct of board meetings.

Q: If the Board proposal is approved by shareholders, how many Trustees will sit on the Board?

A: If all nominees are elected, the Trust's Board will consist of eleven individuals. Five of these persons currently serve as members of your Board; six persons will be new to the Trust's Board but have experience serving on the boards of various other investment companies within the Deutsche Asset Management family of funds.

II. PROPOSAL RELATED TO APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

Q: Why am I being asked to vote for a new investment advisory agreement?

A: DeAM, Inc. recommended to the Board that it approve the new investment advisory agreement in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management's global organization. The proposed new advisory agreement described in the proxy statement will cover substantially similar provisions and does not differ in terms of services to be provided or fees to be paid therefor from the current investment advisory agreement pursuant to which services are provided to the Fund, except for the dates of execution, effectiveness and initial term, and except that, under the new investment advisory agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. In addition, the new advisory agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust.

   In determining to recommend that the shareholders approve the new investment advisory agreement, the Board of the Trust considered, among other factors, the potential benefits to the Fund of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Fund. In addition, the Board considered that DeAM, Inc. will be able to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities.

Q: Will the investment advisory fees remain the same?

A: Yes. The investment advisory fee rate proposed to be charged to the Fund under the new advisory agreement is the same as the investment advisory fee rate charged under the current advisory agreement.

III. GENERAL QUESTIONS

Q: What are the Board's recommendations?

A: The Board recommends that all shareholders vote 'FOR' the nominees for the Board and 'FOR' the approval of the new advisory agreement.

Q: Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A: No, DeAM, Inc. will bear these costs.

Q: How can I vote?

A: You can vote in any one of four ways:

   . Through the internet by going to the website listed on your proxy card;

   . By telephone, with a toll-free call to the number listed on your proxy card;

   . By mail, with the enclosed proxy card; or

   . In person at the special meeting.

   We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q: I plan to vote by mail. How should I sign my proxy card?

A: Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q: I plan to vote by telephone. How does telephone voting work?

A: To vote by telephone, please read and follow the instructions on your enclosed proxy card.

Q: I plan to vote through the internet. How does internet voting work?

A: To vote through the internet, please read and follow the instructions on your enclosed proxy card.

Q: Whom should I call with questions?

A: Please call Georgeson Shareholder Communications at 1-866-333-0889 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

 The attached proxy statement contains more detailed information about each of the proposals relating to your fund. Please read it carefully.

                            BT INSTITUTIONAL FUNDS

                    Treasury and Agency Fund Institutional

                               One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held July 30, 2002

   A special meeting of shareholders of BT Institutional Funds (the 'Trust') will be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 a.m. (Eastern time) (the 'Special Meeting'). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. In addition to Treasury and Agency Fund Institutional (the 'Fund'), the Trust is comprised of seven other series, Cash Management Fund Institutional, Cash Reserves Fund Institutional, Equity 500 Index Fund Premier, International Equity Fund Institutional-Classes I and II, Liquid Assets Fund Institutional, Daily Assets Fund Institutional and Treasury Money Fund Institutional, which are not addressed in the accompanying Proxy Statement.

   The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

     PROPOSAL I:  To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjourn-ment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

     PROPOSAL II: To approve a new investment advisory agreement (the
                  'New Advisory Agreement') between the Fund and
                  Deutsche Asset Management, Inc. ('DeAM, Inc.').

   The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The New Advisory Agreement described in Proposal II will contain substantially similar provisions and does not differ in substance from the current advisory agreement pursuant to which services are provided to the Fund, except for the dates of execution, effectiveness and initial term, and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust.

   The close of business on May 20, 2002 has been fixed as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

   The Board of Trustees of the Trust recommends that shareholders vote FOR the election of each nominee to the Board of Trustees of the Trust and FOR Proposal II.

   This notice and related proxy material are first being mailed to shareholders of the Fund on or about June 13, 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                         By Order of the Board of Trustees,

                         /s/ Daniel O. Hirsch
                         Daniel O. Hirsch, Secretary

New York, New York
June 10, 2002


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE
 AND SIGN THE ENCLOSED PROXY CARD  AND  MAIL  IT  PROMPTLY  IN  THE  ENCLOSED
  ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU  ARE
   VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED
    IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, sign and date the card and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for Trustee named in the attached Proxy Statement; 'FOR' the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; and, in the discretion of the persons appointed as proxies, either 'FOR' or 'AGAINST' any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your coopera- tion in mailing your proxy card promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in 'street name' through a broker, via the internet or telephone.

   See your proxy card for instructions for internet voting.

   You may also call 1-866-333-0889 and vote by telephone.

   If we do not receive your completed proxy card, our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust and the Fund involved in validating your vote if you fail to sign your proxy card properly.

   1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

   2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

   3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

----------------------------------------------------------------------------------
Registration                                               Valid Signature
----------------------------------------------------------------------------------
Corporate Accounts
   (1) ABC Corp.                                    ABC Corp. John Doe, Treasurer
   (2) ABC Corp.                                    John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer            John Doe
   (4) ABC Corp. Profit Sharing Plan                John Doe, Trustee
----------------------------------------------------------------------------------
Partnership Accounts
   (1) The XYZ Partnership                          Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership         Jane B. Smith, General Partner
----------------------------------------------------------------------------------
Trust Accounts
   (1) ABC Trust Account                            Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/28/78          Jane B. Doe
----------------------------------------------------------------------------------
Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o John B. Smith Jr.
       UGMA/UTMA                                    John B. Smith
   (2) Estate of John B. Smith                      John B. Smith, Jr., Executor
----------------------------------------------------------------------------------

                            BT INSTITUTIONAL FUNDS

                    Treasury and Agency Fund Institutional

                               One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                 July 30, 2002

   This proxy statement ('Proxy Statement') is being furnished in connection with the solicitation by the Board of Trustees of BT Institutional Funds (the 'Trust') with respect to Treasury and Agency Fund Institutional (the 'Fund') of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management, One South Street, 30th Floor, Baltimore, Maryland 21202 on July 30, 2002 at 11:30 a.m. (Eastern time) and at any adjournments thereof (the 'Special Meeting'). This Proxy Statement and accompanying proxy card ('Proxy') are expected to be mailed to shareholders on or about June 13, 2002.

   The Trust is comprised of several series. The Fund is a separate series of the Trust, along with seven other series, which are not addressed in this Proxy Statement. For simplicity, actions are described in this Proxy Statement as being taken by the Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the Fund.

   The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I:  To elect eleven Trustees of the Trust to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal, whose terms will be effective on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained.

PROPOSAL II: To approve a new investment advisory agreement (the 'New
             Advisory Agreement') between the Fund and Deutsche Asset
             Management, Inc. ('DeAM, Inc.').

   The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

   The shareholders of the Trust are to consider the election of Richard R. Burt, S. Leland Dill, Martin J. Gruber, Richard T. Hale, Joseph R. Hardiman, Richard J. Herring, Graham E. Jones, Rebecca W. Rimel, Philip Saunders, Jr., William N. Searcy and Robert H. Wadsworth (the 'Trustee Nominees') as Trustees of the Trust. Messrs. Dill and Hale and Drs. Gruber, Herring and Saunders currently serve on the Board of Trustees of the Trust. Mr. Hale is currently an 'interested person' (an 'Interested Trustee'), as defined in the Investment Company Act of 1940, as amended (the '1940 Act'), of the Trust and, if elected, will be the Chairman of the Board of the Trust. Messrs. Burt, Hardiman, Jones, Searcy and Wadsworth and Ms. Rimel currently serve as Trustees of various other investment companies within the Deutsche Asset Management family of funds.

   The Fund's shareholders are also to consider the approval of the New Advisory Agreement between DeAM, Inc., the current investment advisor for the Fund, and the Fund.

                              VOTING INFORMATION

   Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Fund and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by DeAM, Inc. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $177,600. However, the exact cost will depend on the amount and types of services rendered. If the Fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

   The most recent Annual Report of the Fund containing audited financial statements for the fiscal year ended December 31, 2001 as well as the most recent Semi-Annual Report preceding the Annual Report of the Fund (each, a 'Report'), have previously been furnished to the Fund's shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-730-1313. Each Report is also available on the Deutsche Asset Management website at www.deam-us.com.

   If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of the Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted 'FOR' the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust's secretary (the 'Secretary'). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

   Deutsche Bank Trust Company Americas (formerly, Bankers Trust Company) ('Deutsche Bank Trust') may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

   In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote 'FOR' any Proposal in favor of an adjournment and will vote those Proxies required to be voted 'AGAINST' any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker 'non-votes' (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See 'Vote Required' for a further discussion of abstentions and broker non-votes.)

   Shareholders of record at the close of business on May 20, 2002 (the 'Record Date') are entitled to notice of, and to vote at, the Special Meeting. The number of shares of the Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

   In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

   . indicate your instructions on the Proxy;

   . date and sign the Proxy; and

   . mail the Proxy promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Fund

   Exhibit B to this Proxy Statement sets forth information as of May 31, 2002 regarding the beneficial ownership of the Fund's shares by the only persons known by the Fund to beneficially own more than five percent of the outstanding shares of the Fund. Collectively, the Trustees, Trustee Nominees and executive officers of the Trust own less than 1% of the Fund's outstanding shares. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securities and Exchange Commission (the 'Commission'), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

   Trust and Fund Structure. The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the Fund and seven other series, which are not addressed in this Proxy Statement. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Fund pursuant to the terms of an investment advisory agreement (the 'Current Advisory Agreement'). Pursuant to the Current Advisory Agreement, DeAM, Inc. supervises and assists in the management of the assets of the Fund and furnishes the Fund with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of the Fund and the compensation, if any, of all officers and employees of the Fund and all Trustees who are Interested Trustees of the Fund.

                                  PROPOSAL I

                          ELECTION OF NOMINEES TO THE
                        BOARD OF TRUSTEES OF THE TRUST

   It is proposed that eleven Trustee Nominees are to be elected to comprise the entire Board of Trustees of the Trust at the Special Meeting to serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The Independent Trustee Nominees were recently selected by a Nominating Committee of the Board comprised entirely of the Independent Trustees of the Board and nominated by the full Board at a meeting held on April 5, 2002. If elected, the terms of the eleven Trustee Nominees will begin on the date of the Special Meeting or, in the event of an adjournment or adjournments of the Special Meeting, such later date as shareholder approval is obtained, upon their respective acceptances of their election in writing (the 'Effective Date'); until that time, the current Board members will continue their terms. It is anticipated that Messrs. Biggar, Langton and Van Benschoten, each a current member of the Board of Trustees, will no longer serve effective the Effective Date if Proposal I is approved by the shareholders of the Trust. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. No Independent Trustee or Independent Trustee Nominee of the Trust serves or will serve as an officer of the Trust. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other persons as the Board of Trustees may recommend.

   The nomination of these persons to serve as the Board of Trustees of the Trust reflects an overall plan to coordinate and enhance the efficiency of the governance of the Trust and of certain other investment companies that are managed, advised, sub-advised or administered by DeAM, Inc. (along with certain other investment management companies managed, advised or administered by ICCC, another indirect wholly owned subsidiary of Deutsche Bank) (the 'DeAM Funds'). The proposal concerning the size and composition of the Board of Trustees was suggested to the Board by Deutsche Asset Management and reviewed by the current Independent Trustees of the Board. Messrs. Dill and Hale (an Interested Trustee) and Drs. Gruber, Herring and Saunders are currently members of the Board of Trustees of the Trust. Each of the other Independent Trustee Nominees already serves as an independent board member for one or more other DeAM Funds and understands the operations of the fund complex.

   Deutsche Asset Management recommended, and the Board agreed, that the Trust should be governed by a larger Board of Trustees composed of the same mem-bers as are expected to govern certain other DeAM Funds. Presently, the Board membership of the Trust and the board membership of the other DeAM Funds are not identical. Eight persons currently serve on the Board of Trustees of the Trust, and between five and nine persons currently serve on the boards of the other DeAM Funds. If shareholders elect each of the Trustee Nominees, certain of the existing Trustees will be joined by certain of the board members of the other DeAM Funds.

   Although the election of the Trustee Nominees is not in any way conditioned on similar action being taken by other funds, it is currently anticipated that the boards of the other DeAM Funds will approve the expansions of their boards and the appointment of new board members so that each of the DeAM Funds' boards is ultimately identically comprised.

   The following information is provided for each Trustee Nominee and executive officer of the Trust's Board as of the end of the most recently completed calendar year. The first section of the table lists information for each Trustee Nominee who is an Independent Trustee Nominee. Information for the Interested Trustee Nominee follows. The Interested Trustee Nominee is considered to be an interested person as defined by the 1940 Act because of his employment with Deutsche Asset Management. The mailing address for the Trustee Nominees and the executive officers with respect to Trust operations is One South Street, Baltimore, Maryland, 21202.

             INFORMATION CONCERNING TRUSTEE NOMINEES AND OFFICERS

                                  TERM OF
                                  OFFICE/1/                         NUMBER OF
                                  AND                               FUNDS IN
                                  LENGTH                            FUND
                                  OF TIME                           COMPLEX
                    POSITION      SERVED                            OVERSEEN
                    WITH THE BT   ON THE                            BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S) OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS     FOR TRUSTEE/2/ FOR TRUSTEE
------------------- ------------- --------  ----------------------- -------------  ------------------------

Independent Trustee Nominees

  Richard R. Burt      Trustee    N/A       Chairman, IEP           86              Member of the Board,
  2/3/47               Nominee              Advisors, Inc. (since                   Archer Daniels
                                            July 1998); Chairman                    Midland Company/3/
                                            of the Board, Weirton                   (agribusiness
                                            Steel Corporation/3/                    operations) (October
                                            (since April 1996).                     1996 to June 2001),
                                            Formerly, Partner,                      Hollinger
                                            McKinsey & Company                      International, Inc./3/
                                            (consulting) (1991 to                   (publishing) (since
                                            1994) and US Chief                      1995), Homestake
                                            Negotiator in Strategic                 Mining/3/ (mining and
                                            Arms Reduction Talks                    exploration) (1998 to
                                            (START) with former                     February 2001), HCL
                                            Soviet Union and US                     Technologies Limited
                                            Ambassador to the                       (information
                                            Federal Republic of                     technology) (since
                                            Germany (1985 to                        April 1999), Anchor
                                            1991).                                  Gaming (gaming
                                                                                    software and
                                                                                    equipment) (March
                                                                                    1999 to December
                                                                                    2001); Director, UBS
                                                                                    Mutual Funds
                                                                                    (formerly known as
                                                                                    Brinson and Mitchell
                                                                                    Hutchins families of
                                                                                    funds) (registered
                                                                                    investment
                                                                                    companies) (since
                                                                                    1995); and Member,
                                                                                    Textron Inc./3/
                                                                                    International Advisory
                                                                                    Council (since July
                                                                                    1996).

                                  TERM OF
                                  OFFICE/1/                         NUMBER OF
                                  AND                               FUNDS IN
                                  LENGTH                            FUND
                                  OF TIME                           COMPLEX
                    POSITION      SERVED                            OVERSEEN
                    WITH THE BT   ON THE                            BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S) OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS     FOR TRUSTEE/2/ FOR TRUSTEE
------------------- ------------- --------  ----------------------- -------------  ------------------------

 S. Leland Dill        Trustee    Since      Retired (since 1986);  84              Trustee, Phoenix
 3/28/30                          1999       formerly Partner,                      Zweig Series Trust
                                             KPMG Peat Marwick                      (since September
                                             (June 1956 to June                     1989), Phoenix
                                             1986); General                         Euclid Market
                                             Partner, Pemco                         Neutral Fund (since
                                             (investment company)                   May 1998) (registered
                                             (June 1979 to June                     investment
                                             1986).                                 companies); Director,
                                                                                    Vintners International
                                                                                    Company Inc. (June
                                                                                    1989 to May 1992),
                                                                                    Coutts (USA)
                                                                                    International (January
                                                                                    1992 to March 2000),
                                                                                    Coutts Trust Holdings
                                                                                    Ltd., Coutts Group
                                                                                    (March 1991 to March
                                                                                    1999).

 Martin J. Gruber      Trustee    Since      Nomura Professor of    85              Member of the Board,
 7/15/37                           1999      Finance, Leonard N.                    CREF (since 2000),
                                             Stern School of                        S.G. Cowen Mutual
                                             Business, New York                     Funds (1985 to 2001),
                                             University (since                      Japan Equity Fund,
                                             1964).                                 Inc. (since 1992),
                                                                                    Thai Capital Fund,
                                                                                    Inc. (since 2000),
                                                                                    Singapore Fund, Inc.
                                                                                    (since 2000)
                                                                                    (registered investment
                                                                                    companies).

                                  TERM OF
                                  OFFICE/1/                          NUMBER OF
                                  AND                                FUNDS IN
                                  LENGTH                             FUND
                                  OF TIME                            COMPLEX
                    POSITION      SERVED                             OVERSEEN
                    WITH THE BT   ON THE                             BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S)  OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS      FOR TRUSTEE/2/ FOR TRUSTEE
------------------- ------------- --------  ------------------------ -------------  ------------------------

Joseph R. Hardiman     Trustee    N/A       Private Equity Investor  82             Director, Soundview
5/27/37                Nominee              (since 1997); President                 Technology Group Inc.
                                            and Chief Executive                     (investment banking)
                                            Officer, The National                   (since July 1998),
                                            Association of                          Corvis Corporation/3/
                                            Securities Dealers, Inc.                (optical networking
                                            and The NASDAQ                          equipment) (since July
                                            Stock Market, Inc.                      2000), Brown
                                            (1987 to 1997); Chief                   Investment Advisory &
                                            Operating Officer of                    Trust Company
                                            Alex. Brown & Sons                      (investment advisor)
                                            Incorporated (now                       (since February 2001),
                                            Deutsche Banc Alex.                     The Nevis Fund
                                            Brown Inc.) (1985 to                    (registered investment
                                            1987) and General                       company) (since July
                                            Partner, Alex. Brown &                  1999), and ISI Family
                                            Sons Incorporated (now                  of Funds (registered
                                            Deutsche Banc Alex.                     investment companies)
                                            Brown Inc.) (1976 to                    (since March 1998).
                                            1985).                                  Formerly, Director,
                                                                                    Circon Corp./3/ (medical
                                                                                    instruments)
                                                                                    (November 1998 to
                                                                                    January 1999).

Richard J. Herring     Trustee    Since     Jacob Safra Professor    84             N/A
2/18/46                            1990     of International
                                            Banking and Professor,
                                            Finance Department,
                                            The Wharton School,
                                            University of
                                            Pennsylvania (since
                                            1972); Director,
                                            Lauder Institute of
                                            International
                                            Management Studies
                                            (since 2000); Co-
                                            Director, Wharton
                                            Financial Institutions
                                            Center (since 2000);
                                            Vice Dean and
                                            Director, Wharton
                                            Undergraduate
                                            Division (1995 to
                                            2000).

                                   TERM OF
                                   OFFICE/1/                         NUMBER OF
                                   AND                               FUNDS IN
                                   LENGTH                            FUND
                                   OF TIME                           COMPLEX
                     POSITION      SERVED                            OVERSEEN
                     WITH THE BT   ON THE                            BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                     INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S) OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE  TRUST         BOARD     DURING PAST 5 YEARS     FOR TRUSTEE/2/ FOR TRUSTEE
-------------------- ------------- --------  ----------------------- -------------  ------------------------

Graham E. Jones         Trustee      N/A     Senior Vice President,  84              Trustee, 8 open-end
1/31/33                 Nominee              BGK Realty, Inc.                        mutual funds
                                             (commercial real                        managed by Weiss,
                                             estate) (since 1995).                   Peck & Greer (since
                                                                                     1985); Trustee, 22
                                                                                     open-end mutual
                                                                                     funds managed by
                                                                                     Sun Capital Advisers,
                                                                                     Inc. (since 1998).

Rebecca W. Rimel        Trustee      N/A     President and Chief     84              Formerly, Director,
4/10/51                 Nominee              Executive Officer, The                  ISI Family of Funds
                                             Pew Charitable Trusts                   (registered investment
                                             (charitable foundation)                 companies) (1997 to
                                             (since 1994) and                        1999).
                                             Director and Executive
                                             Vice President, The
                                             Glenmede Trust
                                             Company (investment
                                             trust and wealth
                                             management) (since
                                             1994). Formerly,
                                             Executive Director,
                                             The Pew Charitable
                                             Trusts (1988 to 1994).

Philip Saunders, Jr.    Trustee    Since     Principal, Philip       84              N/A
10/11/35                            1999     Saunders Associates
                                             (Economic and
                                             Financial Consulting)
                                             (since 1988); former
                                             Director, Financial
                                             Industry Consulting,
                                             Wolf & Company
                                             (1987 to 1988);
                                             President, John
                                             Hancock Home
                                             Mortgage Corporation
                                             (1984 to 1986); Senior
                                             Vice President of
                                             Treasury and Financial
                                             Services, John
                                             Hancock Mutual Life
                                             Insurance Company,
                                             Inc. (1982 to 1986).

William N. Searcy       Trustee      N/A     Pension & Savings       84              Trustee, 22 open-end
09/03/46                Nominee              Trust Officer, Sprint                   mutual funds
                                             Corporation/3/                          managed by Sun
                                             (telecommunications)                    Capital Advisers, Inc.
                                             (since 1989).                           (since 1998).

                                  TERM OF
                                  OFFICE/1/                         NUMBER OF
                                  AND                               FUNDS IN
                                  LENGTH                            FUND
                                  OF TIME                           COMPLEX
                    POSITION      SERVED                            OVERSEEN
                    WITH THE BT   ON THE                            BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S) OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS     FOR TRUSTEE/2/ FOR TRUSTEE
------------------- ------------- --------  ----------------------- -------------  ------------------------

Robert H. Wadsworth    Trustee      N/A     President, Robert H.    87              N/A
1/29/40                Nominee              Wadsworth Associates,
                                            Inc. (consulting firm)
                                            (since 1982); President
                                            and Director, Trust for
                                            Investment Managers
                                            (registered investment
                                            company) (since 1999).
                                            Formerly President,
                                            Investment Company
                                            Administration, LLC
                                            (1992* to July 2001);
                                            President, Treasurer
                                            and Director, First
                                            Fund Distributors, Inc.
                                            (1990 to January
                                            2002); Vice President,
                                            Professionally
                                            Managed Portfolios
                                            (1999 to 2002) and
                                            Advisors Series Trust
                                            (1997 to 2002)
                                            (registered investment
                                            companies) and
                                            President, Guinness
                                            Flight Investment
                                            Funds, Inc. (registered
                                            investment companies).
                                            * Inception date of the
                                            corporation which was
                                            the predecessor to the
                                            LLC.

Interested Trustee Nominee

Richard T. Hale/4/     Trustee    Since     Managing Director,      84              Director, Deutsche
7/17/45                           1999      Deutsche Bank                           Global Funds, Ltd.
                                            Securities, Inc.                        (since 2000);
                                            (formerly Deutsche                      Director, CABEI
                                            Bank Alex. Brown Inc.)                  Fund (since 2000)
                                            and Deutsche Asset                      and North American
                                            Management (since                       Income Fund (since
                                            1999); Director and                     2000) (registered
                                            President, Investment                   investment
                                            Company Capital Corp.                   companies); Formerly,
                                            (registered investment                  Director, ISI Family
                                            advisor) (since 1996);                  of Funds (registered
                                            Vice President,                         investment
                                            Deutsche Asset                          companies) (1992 to
                                            Management, Inc.                        1999).
                                            (since 2000). Chartered
                                            Financial Analyst.

                                  TERM OF
                                  OFFICE/1/                          NUMBER OF
                                  AND                                FUNDS IN
                                  LENGTH                             FUND
                                  OF TIME                            COMPLEX        OTHER
                    POSITION      SERVED                             OVERSEEN       DIRECTORSHIPS
                    WITH THE BT   ON THE                             BY TRUSTEE     HELD BY TRUSTEE
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S)  OR NOMINEE     OR NOMINEE FOR
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS      FOR TRUSTEE/2/ TRUSTEE
------------------- ------------- --------- ------------------------ -------------  ---------------

 Officers

 Richard T. Hale     President    Since     See information
                                  2000      provided under
                                            Interested Trustee
                                            Nominee.
 Daniel O. Hirsch    Vice         Secretary Managing Director,       N/A                  N/A
 3/27/54             President/   since     Deutsche Asset
                     Secretary    1999;     Management (since
                                  Vice      April 2002) and
                                  President Director, Deutsche
                                  since     Global Funds Ltd.
                                  2000      (since 2002). Formerly,
                                            Director, Deutsche
                                            Asset Management
                                            (1999 to 2002);
                                            Principal, BT Alex
                                            Brown Incorporated,
                                            (now Deutsche Banc
                                            Alex. Brown Inc.) (1998
                                            to 1999) Assistant
                                            General Counsel,
                                            United States Securities
                                            and Exchange
                                            Commission (1993 to
                                            1998).

                                  TERM OF
                                  OFFICE/1/                         NUMBER OF
                                  AND                               FUNDS IN
                                  LENGTH                            FUND
                                  OF TIME                           COMPLEX
                    POSITION      SERVED                            OVERSEEN
                    WITH THE BT   ON THE                            BY TRUSTEE     OTHER DIRECTORSHIPS HELD
                    INSTITUTIONAL TRUST     PRINCIPAL OCCUPATION(S) OR NOMINEE     BY TRUSTEE OR NOMINEE
NAME AND BIRTH DATE TRUST         BOARD     DURING PAST 5 YEARS     FOR TRUSTEE/2/ FOR TRUSTEE
------------------- ------------- --------  ----------------------- -------------  ------------------------
 Charles A. Rizzo     Treasurer   Since     Director, Deutsche      N/A                      N/A
 8/5/57                           1999      Asset Management
                                            (since April 2000);
                                            Certified Public
                                            Accountant; Certified
                                            Management
                                            Accountant. Formerly,
                                            Vice President and
                                            Department Head, BT
                                            Alex. Brown
                                            Incorporated (now
                                            Deutsche Banc Alex.
                                            Brown Inc.) (1998 to
                                            1999); Senior Manager,
                                            Coopers & Lybrand
                                            LLP (now
                                            PricewaterhouseCoopers
                                            LLP) (1993 to 1998).

--------
/1/ Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.
/2/ As of March 31, 2002, the total number of funds in the Deutsche Asset Management Fund Complex (the 'Fund Complex') is 89.
/3/ A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
/4/  Mr. Hale is a Trustee who is an 'interested person' within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of DeAM, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank and its affiliates.

                          Trustee Compensation Table

   The following table sets forth the compensation paid to the Independent Trustees by the Trust and the Fund Complex for the twelve month period ended March 31, 2002.

                                     PENSION OR
                       AGGREGATE     RETIREMENT
                     COMPENSATION     BENEFITS                         TOTAL
                        FROM BT        ACCRUED     ESTIMATED ANNUAL COMPENSATION
                     INSTITUTIONAL AS PART OF FUND  BENEFITS UPON       FROM
TRUSTEE                  FUNDS        EXPENSES        RETIREMENT    FUND COMPLEX
--------------------------------------------------------------------------------
S. Leland Dill        $11,600.24         N/A             N/A         $61,250.00
--------------------------------------------------------------------------------
Martin J. Gruber      $11,600.24         N/A             N/A         $61,250.00
--------------------------------------------------------------------------------
Richard J. Herring    $11,600.24         N/A             N/A         $61,250.00
--------------------------------------------------------------------------------
Philip Saunders, Jr.  $11,600.24         N/A             N/A         $61,250.00
--------------------------------------------------------------------------------

   The Board has established an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee and the Nominating Committee of the Board currently are each composed of the Independent Trustees of the Board. The Valuation Committee is composed of Messrs. Biggar and Dill and Dr. Saunders. Each of the other Independent Trustees and the Interested Trustee serves as an alternate to the Valuation Committee. In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants. The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee of the Board will consider Trustee nominees recommended by shareholders. The Valuation Committee considers and acts upon all questions relating to valuation of the securities in the Fund which may arise between meetings of the Board. The Board does not have a compensation committee. During the Fund's most recent fiscal year, the Board held five meetings, the Audit Committee of the Board held four meetings and the Valuation Committee of the Board held one meeting. No Trustee attended less than 75% of the applicable meetings. The Nominating Committee of the Board did not meet during the most recent fiscal year. If the Nominees are elected to the Board, the Board will consider whether other committees should be organized after it has reviewed the needs of the Fund.

   Mr. Hale, if elected, will not be a member of the Audit Committee or the Nominating Committee.

Recommendation of the Board of Trustees

   The Board of Trustees believe that coordinated governance through a unified board structure will benefit the Trust and the Fund.

   In their deliberations, the Board of Trustees considered various matters related to the management and long-term welfare of the Trust and the Fund. The Board considered, among other factors, that coordinated governance within the Fund Complex will reduce the possibility that the separate boards might arrive at conflicting or inconsistent decisions regarding the policies, strategies, operations and management of the Trust, the Fund and the other DeAM Funds, and that this will help avoid costs, confusion and complexity resulting from different or conflicting decisions. The Board also considered that operating with a unified group board eliminates the potential for these types of conflicts while preserving the insights and experience that can be contributed by individual members. In addition, the Board considered that a unified group board would also allow management to reduce the total number of board meetings it is required to attend and at which it would make repetitive presentations each year across the Fund Complex which can be expected to make the governance process more efficient. Deutsche Asset Management expends a significant amount of time and effort preparing and coordinating materials and presentations for board meetings. In many instances, presentations need to be made more than once on identical or similar issues. Adopting a unified group board structure would enable management and the Board to use time more efficiently. There may also be cost savings to the Trust and the Fund because Trustees will serve an increased number of investment companies.

   The Board also considered that a unified group board structure benefits the Trust and the Fund by creating an experienced group of Board members who understand the operations of the Fund Complex and are exposed to the wide variety of issues that arise from overseeing different types of funds.

   The Board gave considerable weight to its expectation that the Trust and the Fund will benefit from the diversity and experience of the Trustee Nominees that would be included in the expanded Board and from the experience that each Trustee Nominee will gain by serving on the boards of a diverse group of funds. The Board also considered, in light of the following transaction, the importance of greater breadth and depth of expertise on the Board. On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments ('Scudder') (the 'Transaction'). The combined organization is the fourth largest asset manager in the world, with approximately $900 billion in assets under management. The Transaction is anticipated to provide greater breadth and geographic reach to the asset management services presently provided by the asset management entities of Deutsche Bank by making available additional investment expertise more effectively leveraged globally through a stronger investment platform in which research is fundamentally integrated with portfolio management. Because of the increased size and scope of Deutsche Asset Management after the Transaction, Deutsche Asset Management will seek to attract and retain talented people by providing a challenging work environment, competitive compensation and reward systems and professional development opportunities. Management intends to build a culture of teamwork, commitment, performance and mutual respect. The Trustee Nominees have had distinguished careers in accounting, finance, marketing and other areas and will bring a wide range of expertise to the Board. Ten of the eleven nominees, if elected, would be Independent Trustees. Independent Trustees are charged with special responsibilities to provide an independent check on management and to approve advisory, distribution and similar agreements between the Trust and management.

   In addition, the Board considered certain other advantages of enlarging the Board. These included that enlarging the Board will afford an increased range of experience among Board members and makes it more likely that the Board will be able to ensure appropriate continuity over the years as incumbent members reach mandatory retirement age or otherwise retire and that, should the Board determine to revise its structure through increased establishment of committees, an enlarged Board will provide an increased choice of potential members of such committees. As part of its deliberations, the Board also recognized that increased numbers of Board members could result in less collegial meetings and longer discussions. On balance, the Board concluded that these possible detriments of size were outweighed by the benefits anticipated from the unified and enlarged Board.

   Therefore, after careful consideration, the Board, including the Independent Trustees, recommends that the shareholders of the Trust vote 'FOR' the election of the Trustee Nominees as set forth in this Proposal.

   If the Trustee Nominees are elected by the shareholders, each Trustee Nominee will serve, effective the Effective Date, until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. If the Trustee Nominees are not elected, the Board will consider what action is appropriate based upon the interests of the Trust's shareholders.

                                  PROPOSAL II

                     APPROVAL Of A NEW ADVISORY AGREEMENT

   The New Advisory Agreement will contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement pursuant to which services are provided to the Fund except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust. See 'Differences Between the Current and New Advisory Agreements.'

The Advisory Agreements

   The Current Advisory Agreement. DeAM, Inc. serves as investment advisor to the Fund (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board, including a majority of those Board members of the Trust who are not 'interested persons' (as defined in the 1940 Act) of the Trust or DeAM, Inc. (the 'Independent Trustees').

   Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement and (ii) the most recent date on which the Current Advisory Agreement was approved by the Fund's Trustees, including a majority of the Independent Trustees, and the Fund's shareholders.

   The New Advisory Agreement. The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. A description of the New
Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit D. If shareholders approve the New Advisory Agreement, the agreement will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter only if specifically approved at least annually by the vote of 'a majority of the outstanding voting securities' (as defined in the 1940 Act; see 'Vote Required' below) of the Fund, or by the Board of Trustees of the Trust and, in either event, the vote of a majority of the Independent Trustees of the Trust, cast in person at a meeting called for such purpose. The terms and conditions -- including the services to be provided and the fees to be paid therefor -- of the New Advisory Agreement contains substantially similar provisions and does not differ in substance from the Current Advisory Agreement except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, to the extent permissible by law and subject to further approval by the Board of Trustees of Trust, to appoint certain affiliates as sub-advisors. In addition, the New Advisory Agreement will not contain a provision under which DeAM, Inc. could seek indemnification from the Fund or the Trust.

   Differences Between the Current and New Advisory Agreements. As stated above, the terms of the New Advisory Agreement for the Fund contain substantially similar provisions and does not differ in substance from the Current Advisory Agreement, except that, to the extent permissible by law and subject to further Board approval, pursuant to the New Advisory Agreement DeAM, Inc. would be authorized to appoint certain of its affiliates as sub-advisors to perform certain of DeAM, Inc.'s duties. In such cases, DeAM, Inc. would also be authorized to adjust the duties, the amount of assets to be managed and the fees paid by DeAM, Inc. to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that DeAM, Inc. controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the Independent Trustees and the full Board of the Trust. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Trustees. The advisory fee rates paid by the Fund would not increase as a result of any such action; all fees incurred by a sub-advisor will continue to be the responsibility of DeAM, Inc. DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Unlike the Current Advisory Agreement, the New Advisory Agreement makes explicit that DeAM, Inc. would be permitted to delegate certain advisory duties to an affiliated sub-advisor. Currently, under limited circumstances, an advisor may delegate duties to a sub-advisor without obtaining shareholder approval at the time such delegation is made. Such circumstances include (a) under Rule 2a-6 of the 1940 Act, where a proposed sub-advisor is under common control with the advisor, and the same persons involved in the management of the assets are employed at both the advisor and the sub-advisor; and (b) pursuant to certain interpretations of the staff of the Commission, where investment responsibility is delegated by the advisor to other entities, or employees of such entities, that are wholly owned subsidiaries of the advisor's parent company. The New Advisory Agreement would also permit DeAM, Inc. to appoint certain affiliates as sub-advisors, i.e., entities that DeAM, Inc. controls, is controlled by, or is under common control with, under circumstances not currently contemplated by Rule 2a-6 or the aforementioned staff interpretations. However, DeAM, Inc. will not delegate to a sub-advisor unless such delegation is then consistent with any amendments to the 1940 Act or the rules and regulations thereunder or interpretations thereof.

   Deutsche Asset Management anticipates that it will seek to utilize the talents of its employees throughout the world and without regard to the specific subsidiary of Deutsche Bank that employs such persons. Accordingly, DeAM, Inc. believes that shareholders could benefit from an authorization permitting DeAM, Inc. to delegate such functions to affiliated advisory organizations.

   In addition, the New Advisory Agreement will differ from the Current Advisory Agreement in that there will not be an indemnification provision in the New Advisory Agreement. With the acquisition of Scudder, DeAM, Inc. has become a substantially larger manager of investment company assets. It believes that, at least for purposes of the indemnification provision, it is desirable for all the investment companies under its management to have substantially similar investment advisory contracts. The funds historically managed by Scudder have recently approved new advisory agreements which are substantially similar to the proposed New Advisory Agreement, except that these newly approved agreements did not and do not provide for indemnification for the investment manager. Accordingly, DeAM, Inc. informed the Board that it would not seek such provision in the New Advisory Agreement. DeAM, Inc. assured the Board that the nature and quality of management historically rendered by it would be unchanged notwithstanding the deletion of the indemnification provision.

   Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to provide the Fund with investment advisory services, including the investment and reinvestment of the cash, securities or other properties comprising the Fund's assets. Subject to the supervision and control of the Board of Trustees, DeAM, Inc. agrees, in carrying out its obligations, to conform to (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder,
(b) the provisions of the Fund's registration statements, (c) the provisions of the Trust's Declaration of Trust, and (d) any other applicable provisions of state and federal law.

   Under the terms of the New Advisory Agreement, DeAM, Inc. agrees to (a) supervise and manage all aspects of the Fund's operations, except for distribution services; (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of the Fund, (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services for the Trust's principal office; (d) obtain and evaluate pertinent information about significant developments and certain other information, whether affecting the economy generally or the Fund; (e) determine which issuers and securities will be represented in the portfolio and regularly report thereon to the Trust's Board of Trustees; and (f) take all actions necessary to carry into effect the Fund's purchase and sale programs.

   The investment advisory fee rate proposed to be charged to the Fund under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

   The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

   Generally. If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Board of Trustees or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Current Advisory Agreement, the New Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by DeAM, Inc.

   The services of DeAM, Inc. are not deemed to be exclusive and nothing in the Current Advisory Agreement or the New Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. In addition, DeAM, Inc. is obligated to pay expenses associated with providing the services contemplated by the New Advisory Agreement. The Fund bears certain other expenses including the fees of the Fund's Board. The Fund also pays any extraordinary expenses incurred.

   Under the New Advisory Agreement, DeAM, Inc. will exercise its best judgment in rendering its advisory services. DeAM, Inc. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the New Advisory Agreement relates, provided that nothing therein shall be deemed to protect or purport to protect DeAM, Inc. against any liability to the Fund or to its shareholders to which DeAM, Inc. could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of DeAM, Inc.'s reckless disregard of its obligations and duties under the New Advisory Agreement.

   As investment advisor, DeAM, Inc. will allocate and place all orders for portfolio transactions of the Fund's securities. When it can be done consistently with the policy of obtaining the most favorable net results, DeAM, Inc. may place such orders with brokers and dealers who provide market, statistical and other research infor-mation to the Fund or DeAM, Inc. DeAM, Inc. is authorized, under certain circumstances, when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, statistical and other research information. When it can be done consistently with the policy of obtaining the most favorable net result, in selecting brokers and dealers with which to place portfolio transactions for the Fund, DeAM, Inc. may consider its affiliates and also firms that sell shares of mutual funds advised by DeAM, Inc. or recommend the purchase of such funds.

Management of the Fund

   The Advisor. Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to the Fund. As investment advisor, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. In addition to providing investment advisory services to the Fund, DeAM, Inc. serves as investment advisor to 35 other investment companies and investment sub-advisor to 50 other investment companies. See Exhibit F to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Fund, together with information regarding the fees charged to those companies. As of April 30, 2002, DeAM, Inc. had approximately $93.8 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

   The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit G to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc., is 280 Park Avenue, New York, New York 10017.

   The Fund's advisor and administrator have agreed to limit their expenses for sixteen (16) months from the Fund's fiscal year end to the amount listed in Exhibit E.

   Administrator, Transfer Agent and Custodian. Investment Company Capital Corporation ('ICCC') serves as administrator and transfer agent and provides fund accounting services, and Deutsche Bank Trust serves as custodian, of the Fund.

It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement. ICCC is paid an administrative fee for its services from which it pays for custodian services provided by Deutsche Bank Trust. (Exhibit E to this Proxy Statement sets forth the fees paid to ICCC by the Fund for these services for the most recently completed fiscal year.)

   Deutsche Bank. Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. Deutsche Bank has combined all of its investment management businesses to form Deutsche Asset Management (the marketing name in the US for the asset management activities of Deutsche Bank and its subsidiaries).

   Trustees and Officers. Biographical information about the Trustee Nominees and the executive officers is provided under Proposal I in this Proxy Statement. Certain other information about the Trustee Nominees is provided in Exhibit H to this Proxy Statement.

Recommendation of the Board

   At a meeting of the Board of Trustees of the Trust held on June 7, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement, a majority of the Board, including a majority of the Independent Trustees, approved, subject to shareholder approval, the New Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc. such information as it deemed reasonably necessary to approve DeAM, Inc. as investment advisor to the Fund. In approving the New Advisory Agreement, the Independent Trustees considered numerous factors, including, among others, the nature, quality and extent of services provided under the Current Advisory Agreement and proposed to be provided by DeAM, Inc. to the Fund under the New Advisory Agreement; that the investment advisory fees paid by the Fund will remain the same under the New Advisory Agreement as under the Current Advisory Agreement; investment performance, both of the Fund itself and relative to appropriate peer groups and market indices; staffing and capabilities of DeAM, Inc. to manage the Fund; investment advisory fees provided under the Current Advisory Agreement and current expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups; and DeAM, Inc.'s profitability from managing the Fund and the other investment compa-nies managed by DeAM, Inc. before marketing expenses paid by DeAM, Inc. The Board also considered other benefits earned by DeAM, Inc. and its affiliates relating to its management of the Fund, including brokerage fees, fees for custody, transfer agency and other services as well as soft dollar benefits received from third parties that aid in the management of assets.

   In addition, the Board considered the potential benefit to the Fund of providing DeAM, Inc. more flexibility in structuring portfolio management services for the Fund. The Board recognized that it may be beneficial to the Fund to allow DeAM, Inc. to take advantage of the strengths of other entities within the Deutsche Asset Management organization by permitting DeAM, Inc. to delegate certain portfolio management services to such entities, and to do so, to the extent permissible, without incurring the expense of obtaining further shareholder approval. In addition, the Board considered that (i) any restructuring of the provision of portfolio management services provided to the Fund would require the prior approval of a majority of the members of the Board, including a majority of the Independent Trustees; (ii) the investment advisory expenses incurred by the Fund would not be affected by any action taken to delegate services to other Deutsche Bank entities or their employees in reliance on the New Advisory Agreement because any fees paid to a sub-advisor would be paid by DeAM, Inc. and not by the Fund; and (iii) DeAM, Inc. will retain full responsibility for the actions of any such sub-advisor.

   Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement is fair and reasonable and in the best interest of the Fund and its shareholders. Based on all of the foregoing, at a meeting on June 7, 2002, a majority of the Board of Trustees, including a majority of the Independent Trustees, voted to approve the New Advisory Agreement and to recommend it to the shareholders for their approval.

   Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the shareholders of the Fund vote 'FOR' the approval of the New Advisory Agreement as set forth in this Proposal.

   If the New Advisory Agreement is approved by the shareholders, it will remain in effect as described above. If the New Advisory Agreement is not approved by the shareholders, the Current Advisory Agreement will continue in effect, subject to any requisite approval of the Board of Trustees or its shareholders, and the Board of Trustees will consider what other action is appropriate based upon the interests of the shareholders.

                  INFORMATION CONCERNING INDEPENDENT AUDITORS

   The Fund's financial statements for its most recent fiscal year were audited by PricewaterhouseCoopers LLP ('PwC'), independent auditors. In addition, PwC prepares the Fund's federal and state annual income tax returns and provides certain non-audit services to the Trust and the Fund. During the Board's most recent consideration of the selection of auditors for the Fund, the Board considered whether the provision of non-audit services to the Trust and the Fund was compatible with maintaining PwC's independence. The Board of Trustees of the Trust has selected PwC as the independent auditors for the Fund for its fiscal year ending 2002. PwC has been the independent auditors for the Fund since inception. PwC has informed the Trust that it has no material direct or indirect financial interest in the Trust.

   Representatives of PwC are not expected to be present at the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are $18,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed by PwC for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Trust or the Fund, DeAM, Inc. or entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Fund.

   All Other Fees. There were $2,829,900 million in fees billed by PwC for the most recent fiscal year for other services provided to the Trust, the Fund, DeAM, Inc. and entities that control, are controlled by or are under common control with DeAM, Inc. that provide services to the Trust or the Fund.

                                 VOTE REQUIRED

   Approval of Proposal I requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of the Fund and the other series of the Trust, voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal I.

   Approval of Proposal II with respect to the Fund's New Advisory Agreement requires the affirmative vote of a 'majority' of the outstanding shares of the Fund. 'Majority' (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposal II, which requires the approval of a specified percentage of the outstanding shares of the Fund.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE 'FOR' APPROVAL OF PROPOSALS I AND II. ANY UNMARKED PROXIES WILL BE SO VOTED.

   The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

   The Fund does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

   Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

   Shareholders holding at least 10% of the Fund's outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

   IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS AT 1-866-333-0889.


              SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE
              SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES
              VOTED ARE REQUESTED TO DATE AND SIGN THE
              ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED
              ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR
              VOTING BY TELEPHONE OR THROUGH THE
              INTERNET ON THE ENCLOSED PROXY.


                         By Order of the Board of Trustees,
                         /s/ Daniel O. Hirsch

                         Daniel O. Hirsch, Secretary

   June 10, 2002


                 THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING
                 ENVELOPE (OR FOLLOW THE INSTRUCTIONS FOR
                 VOTING BY TELEPHONE OR THROUGH THE
                 INTERNET ON THE ENCLOSED PROXY).

                                                                      Exhibit A

            -------------------------------------------------------
                     SHARES OUTSTANDING AS OF RECORD DATE
            -------------------------------------------------------
                                                   Number of Shares
                             Fund                    Outstanding
            -------------------------------------------------------
            Treasury and Agency Fund Institutional 560,677,752.900

                                                                      Exhibit B

5% Shareholders

                                                         Percent
                                                        Ownership
                                            Shares         of
             Name and Address            Beneficially  Outstanding
             of Owner                       Owned        Shares
             -----------------------------------------------------
             Bankers Trust Company*     533,896,336.09   100.00%
             Fund Valuation Group
             34 Exchange Place
             Jersey City, NJ 07302-3885
             -----------------------------------------------------

*  Not believed by the Fund to be the beneficial owner.

                                                                      Exhibit C

                                                   Date Last Approved By Fund's
       ------------------------ ------------------ ----------------------------
                                 Date of Current
          Fund (Fiscal Year)    Advisory Agreement Trustees     Shareholders
       ------------------------ ------------------ ------------ ---------------
       Treasury and Agency Fund
        Institutional (12/31)       4/30/2001       6/7/02        9/21/99*

--------
* Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Fund, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreement.

                                                                      Exhibit D

           [FORM OF [INVESTMENT ADVISORY] [SUB-ADVISORY] AGREEMENT]

   THIS AGREEMENT is made as of the    day of __________, ______ by and between
__________, a [state of organization] (the 'Trust'), and DEUTSCHE ASSET MANAGEMENT, INC., a __________ corporation (the 'Advisor') [and __________ (the 'Sub-Advisor')].

   WHEREAS, the Trust is registered as an open-end, [diversified]
[non-diversified], management investment company under the Investment Company Act of 1940, as amended (the '1940 Act'), consisting of several series of shares, each having its own investment policies;

   WHEREAS, the Advisor [and the Sub-Advisor] is [each] registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

   WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Schedule A to this Agreement on the terms and conditions hereinafter set forth; [and]

   [WHEREAS, the Advisor desires to retain the Sub-Advisor to perform certain of the Advisor's duties under this Agreement, and the Sub-Advisor is willing to so render such services on the terms and conditions hereinafter set forth.]/1/

   NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

   1. Appointment of Investment [Advisor] [Sub-Advisor]. The [Trust] [Advisor] hereby appoints the [Advisor] [Sub-Advisor] to act as the investment [advisor] [sub-advisor] of each series listed in Schedule A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as 'a Series', and collectively as 'the Series'). The [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall manage a Series' affairs and shall supervise all aspects of a Series' operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series' assets, subject at all times to the policies and control of the Board of Trustees. The [Advisor] [Sub-Advisor] shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as [Advisor] [Sub-Advisor].
--------
/1/ Contained in the form of sub-advisory agreement only.

   2. Delivery of Documents. The Trust [Advisor] has furnished the Advisor [Sub-Advisor] with copies properly certified or authenticated of each of the following:

      (a) The Trust's Declaration of Trust, filed with the State of __________ on __________, ____ and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Declaration of Trust');

      (b) [The Trust's Agreement of Trust and all amendments thereto (such Agreement of Trust, as presently in effect and as it shall from time to time be amended, is herein called the 'Trust Agreement');]

      (c) Resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the [Advisor] [Sub-Advisor] and approving this Agreement;

      (d) The Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the '1933 Act') (File No. ____-________) and under the 1940 Act as filed with the Securities and Exchange Commission ('SEC') relating to the shares of the Trust and its series, and all amendments thereto; and

      (e) Each Series' most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called 'Prospectus').

   The [Trust] [Advisor] will furnish the [Advisor] [Sub-Advisor] from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

   The [Advisor] [Sub-Advisor] will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

   3. Duties of Investment [Advisor] [Sub-Advisor]. In carrying out its obligations under Section 1 hereof, the [Advisor] [Sub-Advisor], subject to the supervision of the Advisor,] shall:

      (a) supervise and manage all aspects of a Series' operations, except for distribution services;

      (b) formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

      (c) provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust's principal office;

      (d) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the [Advisor] [Sub-Advisor] considers desirable for inclusion in a Series' portfolio;

      (e) determine which issuers and securities shall be represented in a Series' portfolio and regularly report thereon to the Trust's Board of Trustees; and

      (f) take all actions necessary to carry into effect a Series' purchase and sale programs.

   4. Portfolio Transactions. The [Advisor] [Sub-Advisor] is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series' prospectus and statement of additional information. The [Advisor] [Sub-Advisor] will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

   It is understood that the [Advisor] [Sub-Advisor] will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series' prospectus and statement of additional information.

   Subject to the policies established by the Board in compliance with applicable law, the [Advisor] [Sub-Advisor] may direct DB Securities, Inc. ('DB Securities') or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940 Act, 'reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.' If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the [Advisor] [Sub-Advisor] is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the [Advisor] [Sub-Advisor]. DB Securities or any of its affiliates and the [Advisor] [Sub-Advisor] may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

   The Trust on behalf of a Series will not deal with the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates in any transaction in which the [Advisor] [Sub-Advisor] or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series' order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

   5. Control by Board of Trustees. Any management or supervisory activities undertaken by the [Advisor] [Sub-Advisor] pursuant to this Agreement, as well as any other activities undertaken by the [Advisor] [Sub-Advisor] on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

   6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the [Advisor] [Sub-Advisor] shall at all times conform to:

      (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

      (b) the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

      (c) the provisions of the Declaration of Trust;

      (d) the provisions of the Trust Agreement; and

      (e) any other applicable provisions of state and federal law.

   7. Expenses. The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the [Advisor] [Sub-Advisor] as follows:

      (a) The [Advisor] [Sub-Advisor] shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the [Advisor] [Sub-Advisor], to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

      (b) The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust's distributor under the Trust's plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series' cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engrav-ing or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series' or Trust's operation unless otherwise explicitly provided herein.


8.  [Delegation] [Adjustment] of [Advisory] [Sub-Advisory] Services.   [Subject
to the prior approval of a majority of the members of the Trust's and the Series' Boards of Trustees, including a majority of the Trustees who are not 'interested persons,' as defined in the 1940 Act, the Advisor may, through a sub-advisory agreement or other arrangement, delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, certain of the Advisor's duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act; provided, that the Advisor shall continue to supervise the services provided by such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder.]/2/

   [Subject to the provisions of this Agreement, the duties of the Sub-Advisor, the portion of portfolio assets of the Series that the Sub-Advisor shall manage and the fees to be paid to the Sub-Advisor by the Advisor under and pursuant to the Sub-
--------
/2/ Contained in the form of Advisory Agreement only.

Advisory Agreement or other arrangement entered into in accordance with this Agreement may be adjusted from time to time by the Advisor, subject to the prior approval of the members of the Trust's and the Series' Board of Trustees who are not 'interested persons,' as defined in the 1940 Act.]/3/

   9. Compensation. For the services to be rendered and the expenses assumed by the [Advisor] [Sub-Advisor], the [Trust] [Advisor] shall pay to the [Advisor] [Sub-Advisor] monthly compensation in accordance with Schedule A.

   Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

   In the event of termination of this Agreement, the [advisory] [sub-advisory] fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

   In addition to the foregoing, the [Advisor] [Sub-Advisor] may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the [Trust on behalf of the Series] [Advisor] for all or a portion of its expenses not otherwise required to be borne or reimbursed by the [Advisor] [Sub-Advisor]. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

   All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

   10. Non-Exclusivity. The services of the [Advisor] [Sub-Advisor] to the Trust on behalf of each Series are not to be deemed to be exclusive, and the [Advisor] [Sub-Advisor] shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the [Advisor] [Sub-Advisor] may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the [Advisor] [Sub-Advisor] to the extent permitted by law; and that the officers and directors of the [Advisor] [Sub-Advisor] are not prohibited from engaging in any other business activity or from rendering services to any other per
--------
/3/ Contained in the form of Sub-Advisory Agreement only.

son, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

   11. Additional Series and Classes. In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of shares or class of shares and the execution of an amended Appendix A reflecting the applicable names and terms.

   12. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the [Advisor] [Sub-Advisor] to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the [Advisor] [Sub-Advisor] may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be 'specifically approved at least annually' shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

   This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days' written notice to the [Advisor] [Sub-Advisor], or by the [Advisor] [Sub-Advisor] at any time without the payment of any penalty, on 90 days written notice to the [Trust] [Advisor]. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

   As used in this Section 12, the term 'assignment' shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

   13.  Limitation of Liability of the [Advisor] [Sub-Advisor].

   The [Advisor] [Sub-Advisor] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Advisor] [Sub-Advisor] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

   14. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust and the Advisor, One South Street, Baltimore, Maryland 21202 __________; [if to the Sub-Advisor, __________].

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

   16. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

   17. Reports. [The Trust and the Advisor] [The Advisor and the Sub-Advisor] agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

   18. Certain Records. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the [Advisor] [Sub-Advisor] on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

   19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regu-lations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

   20. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]                                        [TRUST]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------



[SEAL]                                        DEUTSCHE ASSETMANAGEMENT, INC.

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

[SEAL]                                        [SUB-ADVISOR]

Attest:    ------------------                 By:      --------------------
Name:      ------------------                 Name:    --------------------

                                              Title:   --------------------

                                   EXHIBIT A

                                      TO
                INVESTMENT [ADVISORY] [SUB-ADVISORY] AGREEMENT
                             MADE AS OF __________
                                    BETWEEN
                         [Fund Name] AND [__________]

                                          Investment [Advisory]
                      Series               [Sub-Advisory] Fee
             -----------------------------------------------------

                                                                      Exhibit E

                                 Advisory Fee

The table below sets forth the fee paid, on an annual basis, to the adviser for its services under the Current Advisory Agreement, calculated daily and paid monthly. The table also sets forth the amounts paid by the Fund to the advisor for providing investment advisory services for its most recent fiscal year. The last column of the table sets forth the Fund's net expenses./1 /


                Fund                    Advisory Agreement Rate     Fee         Net Expenses/1/
-----------------------------------------------------------------------------------------------------
Treasury and Agency Fund Institutional           0.15%            $887,597           0.16%

/1/ The Fund's investment advisor and administrator have agreed, for a 16-month period from the Fund's fiscal year-end, to waive their fees and reimburse expenses to the extent necessary to maintain the Fund's expense ratio at the level indicated as 'Net Expenses.' The aggregate amounts of the advisory and administrative fees waived or reimbursed to the Fund are listed in the 'Waiver and/or Reimbuirsement' section below.

                              Administrative Fees

ICCC serves as administrator and transfer agent and provides fund accounting services to the Fund. For its services, the administrator was paid the following amounts as of the most recent fiscal year by the Fund. ICCC pays custody fees to Deutsche Bank Trust for the Fund out of the fee paid to it for its services.

                                                Administration
                         Fund                   Agreement Rate   Fee
        ---------------------------------------------------------------
         Treasury and Agency Fund Institutional      0.10%     $591,732

                          Waiver and/or Reimbursement

DeAM, Inc., the Fund's advisor and ICCC, the Fund's administrator, have agreed, for the 16-month period from the Fund's fiscal year-end, to waive their fees and reimburse expenses so that total expenses do not exceed the Net Expenses listed in the 'Advisory Fee' table above. For its most recent fiscal year, the Fund was reimbursed $590,513 by the advisor and/or the administrator.

                                                                      Exhibit F

           Investment Companies Advised or Subadvised by DeAM, Inc.

                                              Total Assets as of  Contractual
  Funds with similar investment objectives/1/   March 31, 2002   Advisory Fees
  ----------------------------------------------------------------------------
    Treasury and Agency Institutional Fund    $   680,036,526.74      0.15%
    Cash Management Portfolio                 $ 9,194,834,416.31      0.15%/2/
    Cash Management Investment Fund           $   172,157,182.00     --/2/
    Money Market Investment Fund              $   467,978,717.10     --/2/
    Cash Management Institutional Fund        $ 4,106,682,789.00     --/2/
    Cash Reserves Institutional Fund          $ 4,118,160,086.00     --/2/
    ProFunds Money Market Fund                $   329,855,632.21     --/2/
    Daily Assets Institutional Fund           $13,769,582,056.02      0.10%
    Liquid Assets Portfolio                   $ 3,462,320,142.66      0.15%/3/
    Liquid Assets Institutional Fund          $ 3,462,320,142.66     --/3/

    NY Tax Free Money Investment Fund         $   113,782,609.80      0.15%
    Tax Free Money Fund                       $   187,131,450.40      0.15%

    Treasury Money Portfolio                  $   848,057,212.70      0.15%/4/
    Treasury Money Institutional Fund         $   560,519,590.00     --/4/
    Treasury Money Investment Fund            $   287,537,642.70     --/4/

--------
/1/ There may be additional funds and/or portfolios that are advised or subadvised by DeAM, Inc. with similar investment objectives to the Fund that are not listed. These funds are scheduled to close on or about August 17, 2002.
/2/ Cash Management Portfolio is the master portfolio. Cash Management Investment, Money Market Investment, Cash Management Institutional, Cash Reserves Institutional and ProFund Money Market are feeder funds to the Cash Management Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.
/3/ Liquid Assets Portfolio is the master portfolio. Liquid Assets Institutional is the only feeder fund to the Liquid Assets Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.
/4/ Treasury Money Portfolio is the master portfolio. Treasury Money Investment and Treasury Money Institutional are feeder funds to the Treasury Money Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

                                                                      Exhibit G

                    Principal occupations of each director
                 and principal executive officer of DeAM, Inc.

   The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017.

                       Name               Principal Occupation
             -----------------------------------------------------
             Dean Sherman Barr          President and Chief
                                        Investment Officer
             -----------------------------------------------------
             Audrey Theresa Jones       Director and Executive
                                        Vice President
             -----------------------------------------------------
             William George Butterly    Secretary and Executive
                                        Vice President
             -----------------------------------------------------
             Mary Anne Mullin           Compliance Officer
             -----------------------------------------------------
             Gwyn Morgan Thomas         Director and Vice
                                        President
             -----------------------------------------------------
             Lori Callahan              Director and Chief
                                        Administrative Officer
             -----------------------------------------------------

                                                                      Exhibit H


                                                      Aggregate Dollar Range of
                                                       Equity Securities as of
                                                      May 31, 2002 in all Funds
                                                          Overseen or to be
                                                       Overseen by Trustee or
                            Dollar Range of Equity      Nominee in Family of
Name of Trustee or Nominee Securities in the Fund/1 / Investment Companies/2 /
--------------------------------------------------------------------------------
Independent Trustee
 Nominees
Richard R. Burt/3/         None                       Over $100,000
--------------------------------------------------------------------------------
S. Leland Dill             None                       Over $100,000
--------------------------------------------------------------------------------
Martin J. Gruber           None                       $10,001-$50,000
--------------------------------------------------------------------------------
Joseph R. Hardiman/3/      None                       Over $100,000
--------------------------------------------------------------------------------
Richard J. Herring         None                       Over $100,000
--------------------------------------------------------------------------------
Graham E. Jones            None                       Over $100,000
--------------------------------------------------------------------------------
Rebecca W. Rimel/3/        None                       Over $100,000
--------------------------------------------------------------------------------
Philip Saunders, Jr.       None                       $50,001-$100,000
--------------------------------------------------------------------------------
William N. Searcy          None                       $10,001-$50,000
--------------------------------------------------------------------------------
Robert H. Wadsworth/3/     None                       Over $100,000
--------------------------------------------------------------------------------
Interested Trustee Nominee
Richard T. Hale            None                       Over $100,000
--------------------------------------------------------------------------------
--------
/1/ Securities beneficially owned as defined under the Securities Exchange Act of 1934 include direct and/or indirect ownership of securities where the trustee's economic interest is tied to the securities, employment ownership and securities when the trustee can exert voting power and when the trustee has authority to sell the securities. The dollar ranges are:
     None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, over $100,000.
/2/  The dollar ranges are: None, $1-$10,000, $10,001-$50,000,
     $50,001-$100,000, over $100,000.
/3/ The amount shown includes share equivalents of funds in which the Board member is deemed to be invested pursuant to a fund's deferred compensation plan. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

For more information please call your Fund's information agent, Georgeson Shareholder Communications at (866) 333-0889.


                                                                        ITAF #6

                         A Member of
                         Deutsche Asset Management [/]

                                 [Name of Fund]

                   One South Street, Baltimore, Maryland 21202

            Vote by Touch-Tone Phone, by Mail, or via the Internet!!

     CALL: To vote by phone call toll-free 1-800-________ and use the control number on the front of your proxy card.
     INTERNET: Vote on the internet at www.________.com and use the control number on the front of your proxy card.
     MAIL: Return the signed proxy card in the enclosed envelope.

                   *** CONTROL NUMBER: 999 999 999 999 99 ***

                                       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
FUND NAME PRINTS HERE        To Be Held July 30, 2002 at _________, Eastern time

The undersigned hereby appoints Fran Pollack-Matz and Lisa Hertz and each of them, with the full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting, and at any and all adjournments or postponements thereof (the 'Special Meeting'), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals I and II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposal II, will have the effect of votes AGAINST the Proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I and II.


THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: _____________________________________

 -----------------------------------------------------------------------
|                                                                       |
|                                                                       |
|                                                                       |
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 -----------------------------------------------------------------------
                 Signature(s)(Titles(s), if applicable)

Joint owners should each sign. Please sign exactly as your name or names appear on this card. When signing as an attorney, executor, administrator, trustee, guardian or corporate officer please give your full title as such.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

The Special Meeting is being held to consider and vote on the following matters for the Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

                                                     FOR     WITHHOLD   FOR ALL
                                                     ALL        ALL     EXCEPT

PROPOSAL I:  To elect eleven Trustees of the         [_]        [_]        [_]
             Trust to hold office until their
             respective successors have been duly
             elected and qualified or until their
             earlier resignation or removal,
             whose terms will be effective on
             the date of the Special Meeting or,
             in the event of an adjournment or
             adjournments of the Special
             Meeting, such later date as
             shareholder approval is obtained.

(01) Richard R. Burt     (05) Joseph R. Hardiman     (09) Philip Saunders, Jr.
(02) S. Leland Dill      (06) Richard J. Herring     (10) William N. Searcy
(03) Martin J. Gruber    (07) Graham E. Jones        (11) Robert H. Wadsworth
(04) Richard T. Hale     (08) Rebecca W. Rimel

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


        ----------------------------------------------------------------



                                                     FOR     AGAINST   ABSTAIN

PROPOSAL II: To approve a new investment             [_]       [_]       [_]
             advisory agreement between the
             Fund and Deutsche Asset Management,
             Inc.